Schedule of Investments (unaudited)	iShares® Currency Hedged JPX-Nikkei 400 ETF
June 30, 2022	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares JPX-Nikkei 400 ETF(a)	60,116	$3,386,334
Total Investments in Securities — 100.1%
(Cost: $3,611,357)		3,386,334

Liabilities in Excess of Other Assets — (0.1)%		(4,086)

Net Assets — 100.0%		$3,382,248

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
iShares JPX-Nikkei 400 ETF	$3,438,076	$445,259	$(19,043)	$(3,899)	$(474,059)	$3,386,334	60,116	$34,849	$—

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	446,733,000	USD	3,288,307	Morgan Stanley & Co. International PLC	07/05/22	$4,241
USD	460,820,000	JPY	3,585,122	Morgan Stanley & Co. International PLC	07/05/22	188,749
						192,990
JPY	14,087,000	USD	109,644	Morgan Stanley & Co. International PLC	07/05/22	(5,819)
JPY	1,150,000	USD	8,491	Morgan Stanley & Co. International PLC	08/03/22	(1)
USD	461,552,000	JPY	3,402,732	Morgan Stanley & Co. International PLC	08/03/22	(4,911)
						(10,731)
						$182,259

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

Schedule of Investments (unaudited) (continued)	iShares® Currency Hedged JPX-Nikkei 400 ETF
June 30, 2022

Fair Value Measurements (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$3,386,334	$—	$—	$3,386,334

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$192,990	$—	$192,990
Liabilities
Forward Foreign Currency Exchange Contracts	—	(10,731)	—	(10,731)
	$—	$182,259	$—	$182,259

(a)	Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Currency Abbreviations

JPY	Japanese Yen
USD	United States Dollar

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